Exhibit 10.5

FIRST AMENDMENT TO GUARANTY AND SECURITY AGREEMENT

This First Amendment to the Guaranty and Security Agreement (this "Amendment") is entered into as of July 17, 2024, by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Wells Fargo") in its capacity as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent"), KRONOS WORLDWIDE, INC., a Delaware corporation ("Worldwide"), KRONOS LOUISIANA, INC., a Delaware corporation ("Kronos Louisiana"), KRONOS (US), INC., a Delaware corporation ("Kronos US"), and KRONOS INTERNATIONAL, INC., a Delaware corporation ("KII"; together with Worldwide, Kronos Louisiana and Kronos US, collectively, "Grantors" and each, a "Grantor").

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated as of April 20, 2021 (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement") by and among Worldwide, Kronos Louisiana, Kronos US (together with Worldwide and Kronos Louisiana, each individually a "US Borrower", and individually and collectively, jointly and severally, the "US Borrowers"), Kronos Canada, Inc., a Canadian corporation ("Canadian Borrower"), Kronos Europe NV, a public limited company (naamloze vennootschap) ("Belgian Borrower"), KRONOS TITAN GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) ("German Borrower"; together with US Borrowers, Canadian Borrower and Belgian Borrower, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as "Borrowers"), the lenders party thereto as "Lenders" (each of such Lenders, together with its successors and assigns, is referred to hereinafter as a "Lender") and Agent, the Lender Group has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, Grantors entered into that certain Guaranty and Security Agreement dated as of April 20, 2021 by and among Grantors and Agent (the "Guaranty and Security Agreement") in order to induce the Lender Group and the Bank Product Providers to make certain financial accommodations to Borrowers as provided for in the Credit Agreement, the other Loan Documents, and the Bank Product Agreements;

WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Joinder shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis;

WHEREAS, Grantors and Agent have agreed to amend the Guaranty and Security Agreement in certain respects as set forth herein.

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Agent and each Grantor hereby agree that the Guaranty and Security Agreement is hereby amended as follows:

(a)The definition of "Cash Dominion Event" set forth in Section 1(a)(vii) of the Guaranty and Security Agreement is hereby amended and restated in its entirety as follows:

(vii)"Cash Dominion Event" means the occurrence of either of the following:  (A) the occurrence and continuance of any Event of Default, or (B) Excess Availability is less than the greater of (x) 12.5% of the Line Cap, and (y) $33,000,000 for three (3) consecutive days.

(b)The definition of "Cash Dominion Period" set forth in Section 1(a)(viii) of the Guaranty and Security Agreement is hereby amended and restated in its entirety as follows:

(viii)"Cash Dominion Period" means the period commencing after the occurrence of a Cash Dominion Event and continuing until the date when (A) no Event of Default shall exist and be continuing, and (B) Excess Availability is greater than the greater of (x) 12.5% of the Line Cap, and (y) $33,000,000 for 30 consecutive days.

(c)The definition of "Guarantied Obligations" set forth in Section 1(a)(xxviii) of the Guaranty and Security Agreement is hereby amended and restated in its entirety as follows:

(xxviii)"Guarantied Obligations" means all Obligations (including any Bank Product Obligations) now or hereafter existing, whether for principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), fees (including the fees provided for in the Fee Letter), Lender Group Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), or otherwise, and any and all expenses (including reasonable counsel fees and expenses) incurred by Agent, any other member of the Lender Group, or any Bank Product Provider (or any of them) in enforcing any rights under the any of the Loan Documents.  Without limiting the generality of the foregoing, Guarantied Obligations shall include all amounts that constitute part of the Guarantied Obligations and would be owed by any Borrower to Agent, any other member of the Lender Group, or any Bank Product Provider but for the fact that they are unenforceable or not allowable, including due to the existence of a bankruptcy, reorganization, other Insolvency Proceeding or similar proceeding involving any Borrower or any Guarantor; provided that, anything to the contrary contained in the foregoing notwithstanding, the Guarantied Obligations shall exclude any Excluded Swap Obligation.

(d)The definition of "Secured Obligations" set forth in Section 1(a)(xliii) of the Guaranty and Security Agreement is hereby amended and restated in its entirety as follows:

(xxviii)"Secured Obligations" means each and all of the following:  (A) all of the present and future obligations of each of the Grantors arising from, or owing under or pursuant to, this Agreement (including the Guaranty), the Credit Agreement, or any of the other Loan Documents, (B) all Bank Product Obligations, and (C) all other Obligations of each Borrower and all other Guarantied Obligations of each Guarantor (including, in the case of each of clauses (A), (B) and (C), Lender Group Expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding); provided that, anything to the contrary contained in the foregoing notwithstanding, the Secured Obligations shall exclude any Excluded Swap Obligation.

(e)Sections 2(a), 2(d) and 2(i)(iii) of the Guaranty and Security Agreement are hereby amended by removing the parenthetical "(other than Canadian Borrower)" therefrom in its entirety each time it appears therein.
2.This Amendment is a Loan Document. This Amendment may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature.  Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature.  Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.  Delivery of an executed counterpart of a signature page of this Amendment will be as effective as delivery of a manually executed counterpart of this Amendment.
3.Except as expressly supplemented or amended hereby, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Guaranty and Security Agreement or a waiver of any terms or provisions thereof, and the Guaranty and Security Agreement shall remain in full force and effect.
4.THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 23 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

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IN WITNESS WHEREOF, each Grantor and Agent have duly executed this First Amendment to Guaranty and Security Agreement as of the day and year first above written.

GRANTORS:	KRONOS WORLDWIDE, INC. By:/s/ Tim C. Hafer Name:Tim C. Hafer Title:Executive Vice President and Chief Financial Officer

KRONOS LOUISIANA, INC. By:/s/ Tim C. Hafer Name:Tim C. Hafer Title:Executive Vice President and Chief Financial Officer

KRONOS (US), INC. By:/s/ Tim C. Hafer Name:Tim C. Hafer Title:Executive Vice President and Chief Financial Officer

KRONOS INTERNATIONAL, INC. By:/s/ Tim C. Hafer Name:Tim C. Hafer Title:Executive Vice President and Chief Financial Officer

Signature Page to First Amendment to Guaranty and Security Agreement

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association By:/s/ Jake Elliott Name:Jake Elliott Its Authorized Signatory

Signature Page to First Amendment to Guaranty and Security Agreement